                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 18, 1999
                                                 -------------

                        Wells Real Estate Fund XI, L.P.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    Georgia
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


    0-25731                                              58-2250094
-----------------------                      --------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (770) 449-7800
                                                   ---------------

________________________________________________________________________________
         (Former name or former address, if changed since last report)

     The property, located at 111 SouthChase Boulevard, was developed in the early 1980s on a site of approximately 11.94 acres. The site is located in the SouthChase Industrial Park, which is located adjacent to I-385 in southwest Greenville with easy access to I-85. The current configuration of the parking lot allows for approximately 252 spaces for vehicles, which has proven adequate for the current tenant. The landscaping at the facility is in good condition and is consistent with the quality level of the entire complex.

     An independent appraisal of the EYBL CarTex Building was prepared by CB Richard Ellis, real estate appraisers, as of April 27, 1999, pursuant to which the market value of the land and the leased fee interest subject to the Lease (described below) was estimated to be $5,250,000, in cash or terms equivalent to cash. This value estimate was based upon a number of assumptions, including that the EYBL CarTex Building will continue operating at a stabilized level with EYBL CarTex occupying 100% of the rentable area, and is not necessarily an accurate reflection of the fair market value of the property. The Registrant also obtained an environmental report prepared by Law Engineering and Environmental Testing, Inc. prior to closing evidencing that the environmental condition of the land and the EYBL CarTex Building was satisfactory.

The Lease. The entire 169,510 rentable square feet of the EYBL CarTex Building
---------
is currently under an Agreement of Lease dated February 13, 1998, as amended by First Amendment to Agreement of Lease dated July 24, 1998 and Second Amendment to Agreement of Lease dated November 4, 1998 (the "Lease") with EYBL CarTex, Inc., a South Carolina corporation ("EYBL CarTex"). The Lease was assigned to Wells LLC at the closing.

     The initial term of the Lease is ten years which commenced on March 1, 1998 and expires in February 2008. EYBL CarTex has the right to extend the Lease for two additional five year periods of time. Each extension option must be exercised by giving notice to the landlord at least 12 months prior to the expiration date of the then current lease term.

     The base rent payable under the Lease for the remainder of the lease term shall be as follows:

--------------------------------------------------------------------------------
      Lease Year              Annual Rent              Monthly Rent
      ----------              -----------              ------------
          2                   $508,530.00               $42,377.50
          3                   $508,530.00               $42,377.50
          4                   $508,530.00               $42,377.50
          5                   $550,907.50               $45,908.95
          6                   $550,907.50               $45,908.95
          7                   $593,285.00               $49,440.42
          8                   $593,285.00               $49,440.42
          9                   $610,236.00               $50,853.00
          10                  $610,236.00               $50,853.00
--------------------------------------------------------------------------------

     The monthly base rent payable for each extended term of the Lease will be equal to the fair market rent as submitted by the landlord. If the tenant does not agree to the proposed rent by the landlord for the extension term, tenant may require the fair market rent be determined by three appraisers, one of which will be selected by the tenant, one by the landlord and the final appraiser shall be selected by the first two appraisers.

     Under the Lease, EYBL CarTex is required to pay as additional rent all real estate taxes, special assessments, utilities, taxes, insurance and other operating costs with respect to the EYBL CarTex Building during the term of the Lease. In addition, EYBL CarTex is responsible for all routine maintenance and repairs to the EYBL CarTex Building. Wells LLC, as landlord, is responsible for maintenance of the footings and foundations and the structural steel columns and girders associated with the building.

     Under the Lease, EYBL CarTex has an option to purchase the EYBL CarTex Building at the expiration of the initial lease term by giving notice to the landlord by March 1, 2007. Within 30 days after landlord receives notice of tenant's intent to exercise its purchase option, landlord shall submit a proposed purchase price for the EYBL CarTex Building based upon its good faith estimate of the fair market value of the building. If tenant does not agree to the purchase price, tenant may require that the purchase price be established by three appraisers, one of which will be selected by the tenant, one by the landlord and the final appraiser shall be selected by the first two appraisers. In no event, however, will the purchase price under the purchase option be less than $5,500,000.

     Pursuant to a Lease Commission Agreement dated February 12, 1998 between Seller and The McNamara Company, Inc., Wells LLC is required to pay on or before March 1 of each year through March 1, 2007 an amount equal to $13,787 as a brokerage fee to The McNamara Company, Inc.

Property Management Fees. Wells Management Company, Inc. ("Wells Management"),
------------------------
an affiliate of the Registrant, has been retained to manage and lease the EYBL CarTex Building. Wells LLC shall pay management and leasing fees to Wells Management in the amount of 4.5% of gross revenues from the EYBL CarTex Building on a monthly basis.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements relating to the real property acquired by Wells LLC are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                           Page
                                                                           ----
        Report of Independent Public Accountants                           F-1

        Statements of Revenues Over Certain Operating
        Expenses for the year ended December 31, 1998 (Audited)
        and for the three months ended March 31, 1999 (Unaudited)          F-2

        Notes to Statements of Revenues Over Certain
        Operating Expenses for the year ended December 31, 1998 (Audited)
        and for the three months ended March 31, 1999 (Unaudited)          F-3

        (b) Pro Forma Financial Information. The following unaudited pro forma financial statements of the Registrant relating to the real property acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                           Page
                                                                           ----
        Summary of Unaudited Pro Forma Financial Statements                F-5

        Pro Forma Balance Sheet as of March 31, 1999                       F-6

        Pro Forma Statement of Income for the year ending
        December 31, 1998                                                  F-7

        Pro Forma Statement of Income for the three month
        period ending March 31, 1999                                       F-8

        After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this Current Report that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WELLS REAL ESTATE FUND XI, L.P.
                                 Registrant


                                 By:   /s/ Leo F. Wells, III
                                       ---------------------
                                       Leo F. Wells, III, as General Partner and
                                       as President and sole Director of Wells
                                       Capital, Inc., the General Partner of
                                       Wells Partners, L.P., General Partner

Date:  May 27, 1999

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Fund XI, L.P.:

We have audited the accompanying statement of revenues over certain operating expenses for the EYBL CARTEX BUILDING for the year ended December 31, 1998.
This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the EYBL CarTex Building after acquisition by the Wells Fund XI REIT Joint Venture (a joint venture between the Wells Operating Partnership, L.P. [on behalf of Wells Real Estate Investment Trust, Inc.] and Wells Real Estate Fund XI, L.P.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the EYBL CarTex Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the EYBL CarTex Building for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

/s/ Arthur Anderson LLP

Atlanta, Georgia
May 21, 1999

                             EYBL CARTEX BUILDING


                            STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                   FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                   FOR THE THREE MONTHS ENDED MARCH 31, 1999



                                                     1998             1999
                                                  ---------     ------------
                                                                 (UNAUDITED)
RENTAL REVENUES                                   $ 213,330     $   63,990

OPERATING EXPENSES, net of reimbursements            14,343              0
                                                  ---------     ----------
REVENUES OVER CERTAIN OPERATING EXPENSES          $ 198,987     $   63,990
                                                  =========     ==========


        The accompanying notes are an integral part of these statements.

                             EYBL CARTEX BUILDING


                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                   FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                   FOR THE THREE MONTHS ENDED MARCH 31, 1999


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Real Estate Property Acquired

     The EYBL CarTex Building is an industrial building consisting of a total of 169,510 square feet. On May 18, 1999, Wells Real Estate, LLC - SC I ("Wells LLC"), a Georgia limited liability company wholly owned by the Wells Fund XI-REIT Joint Venture (the "Joint Venture"), acquired an industrial building located in Fountain Inn, unincorporated Greenville County, South Carolina (the "EYBL CarTex Building"). Wells LLC purchased the EYBL CarTex Building from Liberty Property Trust, a Pennsylvania limited partnership.

     The Joint Venture is a Georgia joint venture between Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), a Georgia limited partnership, and Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire , own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc. (the "Wells REIT"). The Joint Venture was formed on May 1, 1999 for the purpose of the acquisition, ownership, development, leasing, operations, sale, and management of real properties.

     The purchase price for the EYBL CarTex Building was $5,085,000. Wells LLC also incurred additional acquisition expenses in connection with the purchase of the EYBL CarTex Building, including attorneys' fees, recording fees, and other closing costs of $36,828. Wells Fund XI contributed $1,530,000 to the Joint Venture and holds an equity percentage interest in the Joint Venture of 29.87% for its share of the purchase of the EYBL CarTex Building. Wells OP contributed $3,591,828 to the Joint Venture and holds an equity percentage interest in the Joint Venture of 70.13% for its share of the purchase of the EYBL CarTex Building. All income, loss, profit, net cash flow, resale gain, and sale proceeds of the Joint Venture are allocated and distributed between Wells Fund XI and Wells OP based on their respective capital contributions to the Joint Venture.

     RENTAL REVENUES

     Rental income from the lease is recognized on a straight-line basis over the life of the lease.

2.   BASIS OF ACCOUNTING

     The accompanying statements of revenues over certain operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses, such as depreciation and management fees, not comparable to the operations of the EYBL CarTex Building after acquisition by the Joint Venture.

                       WELLS REAL ESTATE FUND, XI, L.P.


                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS


The following unaudited pro forma balance sheet as of March 31, 1999 and the pro forma statements of income for the year ended December 31, 1998 and the three months ended March 31, 1999 have been prepared to give effect to the acquisition of the EYBL CarTex Building by the Wells XI-REIT Joint Venture (a joint venture between the Wells Operating Partnership and Wells Real Estate Fund XI, L.P.) as if the acquisition occurred as of March 31, 1999 with respect to the balance sheet and on January 1, 1998 with respect to the statements of income. Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

                        WELLS REAL ESTATE FUND XI, L.P.


                                 BALANCE SHEET

                                MARCH 31, 1999

                                  (UNAUDITED)

                                                              ASSETS
                                                                                      Wells Real                          Pro
                                                                                        Estate         Pro Forma         Forma
                                                                                     Fund XI, L.P.    Adjustments        Total
                                                                                     -------------  ---------------  -----------
CASH AND CASH EQUIVALENTS                                                              $ 8,163,352  $(1,530,000)(a)  $ 6,633,352

INVESTMENTS IN JOINT VENTURES                                                            5,843,448    1,593,292 (b)    7,436,740

DEFERRED PROJECT COSTS                                                                     339,830      (63,292)(c)      276,538

ORGANIZATIONAL COSTS, Less Accumulated Amortization Of $7,812 In March 1999
                                                                                            23,438            0           23,438

DUE FROM AFFILIATES                                                                        130,298            0          130,298

PREPAID EXPENSES AND OTHER ASSETS                                                           26,990            0           26,990
                                                                                     -------------  ---------------  -----------
      Total assets                                                                     $14,527,356  $         0      $14,527,356
                                                                                     =============  ===============  ===========

                                                LIABILITIES AND PARTNERS' CAPITAL

DUE TO AFFILIATES                                                                      $       934  $         0      $       934

PARTNERSHIP DISTRIBUTIONS PAYABLE                                                          195,440            0          195,440

SALES COMMISSIONS PAYABLE                                                                        0            0                0
                                                                                     -------------  ---------------  -----------
      Total liabilities                                                                    196,374            0          196,374
                                                                                     -------------  ---------------  -----------
LIMITED PARTNERS:
 Class A--1,302,942                                                                     11,418,247            0       11,418,247
 Class B--350,338                                                                        2,912,635            0        2,912,635
ORIGINAL LIMITED PARTNER                                                                       100            0              100
                                                                                     -------------  ---------------  -----------
      Total partners' capital                                                           14,330,982            0       14,330,982
                                                                                     -------------  ---------------  -----------
      Total liabilities and partners' capital                                          $14,527,356  $         0      $14,527,356
                                                                                     =============  ===============  ===========


                  (a) Reflects Wells Real Estate Fund XI, L.P.'s portion of the purchase price related to the EYBL CarTex Building.

                  (b) Reflects Wells Real Estate Fund XI, L.P.'s contribution to the Wells XI-REIT Joint Venture.

                  (c) Reflects deferred project costs contribution to the Wells
                      XI-REIT Joint Venture.

                        WELLS REAL ESTATE FUND XI, L.P.


                              STATEMENT OF INCOME

                     FOR THE YEAR ENDING DECEMBER 31, 1998

                                  (Unaudited)

                                                                                                  Pro
                                                          Wells Real           Pro Forma         Forma
                                                            Estate            Adjustment         Total
                                                                             -------------    ------------
                                                         Fund XI, L.P.
                                                       ----------------
REVENUES:
 Equity in income (loss) of joint ventures                $  142,163         $   (2,642)(a)     $  139,521
 Interest income                                             120,566                  0            120,566
                                                          ----------         ----------         ----------
                                                             262,729             (2,642)           260,087
                                                          ----------         ----------         ----------
EXPENSES:
 Legal and accounting                                         64,052                  0             64,052
 Partnership administration                                   46,649                  0             46,649
 Computer costs                                                2,483                  0              2,483
 Amortization                                                  6,250                  0              6,250
                                                          ----------         ----------         ----------
                                                             119,434                  0            119,434
                                                          ----------         ----------         ----------
NET (LOSS) INCOME                                         $  143,295         $   (2,642)        $  140,653
                                                          ==========         ==========         ==========

NET LOSS ALLOCATED TO GENERAL PARTNERS
                                                          $     (500)        $        0         $     (500)
                                                          ----------         ----------         ----------
NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS
                                                          $  254,862         $   56,484         $  311,346
                                                          ----------         ----------         ----------
NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS
                                                          $ (111,067)        $  (59,126)        $ (170,193)
                                                          ----------         ----------         ----------
NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED
 PARTNER UNIT                                             $     0.50         $     0.11         $     0.61
                                                          ----------         ----------         ----------

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED
 PARTNER UNIT                                             $    (0.77)        $    (0.41)        $    (1.18)
                                                          ----------         ----------         ----------

            (a) Reflects Wells Real Estate Fund XI, L.P.'s equity in loss of the
                Wells XI-REIT Joint Venture.

                        WELLS REAL ESTATE FUND XI, L.P.

                              STATEMENT OF INCOME

               FOR THE THREE-MONTH PERIOD ENDING MARCH 31, 1999

                                  (UNAUDITED)

                                             Wells Real                                Pro
                                               Estate            Pro Forma            Forma
                                             Fund XI, L.P.       Adjustment           Total
                                             -------------       ----------           -----
REVENUES:
 Equity in income of joint ventures          $  88,677           $   3,235(a)        $  91,912
 Interest income                                71,822                   0              71,822
                                             ---------           ---------           ---------
                                               160,499               3,235             163,734
                                             ---------           ---------           ---------
EXPENSES:
 Legal and accounting                           14,210                   0              14,210
 Partnership administration                     17,068                   0              17,068
 Computer costs                                  1,664                   0               1,664
 Amortization                                    1,562                   0               1,562
                                             ---------           ---------           ---------
                                                34,504                   0              34,504
                                             ---------           ---------           ---------
NET (LOSS) INCOME                            $ 125,995           $   3,235           $ 129,230
                                             ---------           ---------           ---------
NET INCOME ALLOCATED TO CLASS A
 LIMITED PARTNERS                            $ 174,372           $  18,016           $ 192,388
                                             ---------           ---------           ---------
NET (LOSS) INCOME                            $ (48,377)          $ (14,781)          $ (63,248)
                                             ---------           ---------           ---------
NET INCOME PER WEIGHTED CLASS A
 LIMITED PARTNER UNIT                        $    0.13           $    0.02           $    0.15
                                             ---------           ---------           ---------
NET LOS PER WEIGHTED AVERAGE
CLASS B LIMITED PARTNER UNIT                 $   (0.14)          $   (0.04)          $   (0.18)
                                             ---------           ---------           ---------


(a) Reflects Wells Real Estate Fund XI, L.P.'s equity in income of the Wells XI-REIT Joint Venture.